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                                              CIT RV TRUST 1999-A

                                           MONTHLY SERVICER'S REPORT



                                                                          Due Period                    10/31/99
                                                                          Determination Date            11/9/99
                                                                          Distribution Date             11/15/99



                                                             C>


I.       All Payments on the Contracts                                                             11,947,672.82
II.      All Liquidation Proceeds on the Contracts with respect to Principal                          253,466.74
III.     Repurchased Contracts                                                                              0.00
IV.     Investment Earnings on the Collection Account                                                       0.00
V.      Servicer Monthly Advances                                                                     420,779.88
VI.     Reimbursement of prior monthly Servicer Advances                                             -298,342.08
VII.    Incorrect Deposits                                                                                  0.00

Total available amount in Collection Account                                                      $12,323,577.36
                                                                                              ===================

Draws from the Reserve Account                                                                              0.00

Certificate Interest advanced                                                                               0.00

Total Distributions                                                                               $12,323,577.36

DISTRIBUTION AMOUNTS                                      Cost per $1000
----------------------------------------                -------------------

1.   (a)  Class A-1 Note Interest Distribution                                     588,543.21
     (b)  Class A-1 Note Principal Distribution                                 9,563,450.19
             Aggregate Class A-1 Note Distribution         53.44842266                             10,151,993.40

2.   (a)  Class A-2 Note Interest Distribution                                     502,667.33
     (b)  Class A-2 Note Principal Distribution                                         0.00
            Aggregate Class A-2 Note Distribution           4.81666663                                502,667.33

3.   (a)  Class A-3 Note Interest Distribution                                     544,744.00
     (b)  Class A-3 Note Principal Distribution                                         0.00
            Aggregate Class A-3 Note Distribution           4.96666667                                544,744.00

4.   (a)  Class A-4 Note Interest Distribution                                     443,930.67
     (b)  Class A-4 Note Principal Distribution                                         0.00
           Aggregate Class A-4 Note Distribution            5.13333337                                443,930.67

5.   (a)  Class A-5 Note Interest Distribution                                     235,144.00
     (b)  Class A-5 Note Principal Distribution                                         0.00
            Aggregate Class A-5 Note Distribution           5.20000000                                235,144.00

6.   (a)  Class B Note Interest Distribution                                       152,950.00
     (b)  Class B Note Principal Distribution                                           0.00
            Aggregate Class B Note Distribution             5.36666667                                152,950.00

7.   (a)  Certificate Interest Distribution                                         69,187.19
     (b)  Certificate Principal Distribution                                            0.00
            Aggregate  Certificate Distribution             6.00833333                                 69,187.19

8.    Servicer Payment
       (a)  Servicing Fee                                                          214,747.62

               Total Servicer Payment                                                                 214,747.62

9.  Deposits to the Reserve Account                                                                     8,213.15

Total Distributions                                                                               $12,323,577.36
                                                                                              ===================

10.  Distributions from the Reserve Account
       (a)  Draw deposited into the Note Distribution Account                            0.00
       (b)  Draw deposited into the Certificate distribution Account                     0.00
       (c)  Distribution to Lender                                                  48,239.93
       (d)  Distribution to Affiliated Owner                                             0.00

Total Distributions from the Reserve Account                                                           48,239.93


      INTEREST
---------------------

1.   Current Interest Requirement
        (a) Class A-1      @   5.30%                                                588,543.21
        (b) Class A-2      @   7.80%                                                502,667.33
        (c) Class A-3      @   5.960%                                                544,744.00
        (d) Class A-4      @   6.160%                                                443,930.67
        (e) Class A-5      @   6.240%                                                235,144.00

                     Aggregate Interest on Class A Notes                                            2,315,029.21

        (f) Class B     @  6.44                                                                           152,950.00
        (g) Certificate @ 7.210                                                                            69,187.19

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                              0.00
        (b) Class A-2 Notes                                                              0.00
        (c) Class A-3 Notes                                                              0.00
        (d) Class A-4 Notes                                                              0.00
        (e) Class A-5 Notes                                                              0.00
        (f) Class B Notes                                                                0.00

        (g) Certificate                                                                  0.00


3.   Total Distribution of Interest                       Cost per $1000
                                                        -------------------
        (a) Class A-1 Notes                                 3.09857434             588,543.21
        (b) Class A-2 Notes                                 4.81666663             502,667.33
        (c) Class A-3 Notes                                 4.96666667             544,744.00
        (d) Class A-4 Notes                                 5.13333337             443,930.67
        (e) Class A-5 Notes                                 5.20000000             235,144.00

                     Total Aggregate Interest on Class A Notes                                      2,315,029.21

        (f) Class B Notes                                   5.36666667                                152,950.00

        (g) Certificate                                     6.00833333                                 69,187.19

     PRINCIPAL
---------------------

                                                        No. of Contracts
                                                        -------------------
1.   Principal Collected                                       193               8,056,569.23
2.   Liquidated Contracts                                       8                  383,423.14
3.   Repurchased Contracts                                      0                        0.00
4.   Additional Principal Distribution Amount                                    1,123,457.82

       Total Formula Principal Distribution Amount                                                  9,563,450.19

5.   Principal Balance before giving effect to Principal Distribution         Pool Factor
        (a) Class A-1 Notes                                                    0.6976152          132,505,037.25
        (b) Class A-2 Notes                                                    1.0000000          104,360,000.00
        (c) Class A-3 Notes                                                    1.0000000          109,680,000.00
        (d) Class A-4 Notes                                                    1.0000000           86,480,000.00
        (e) Class A-5 Notes                                                    1.0000000           45,220,000.00
        (f) Class B Notes                                                      1.0000000           28,500,000.00

        (g) Certificate                                                        1.0000000           11,515,205.00


6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                 0.00
        (b) Class A-2 Notes                                                                                 0.00
        (c) Class A-3 Notes                                                                                 0.00
        (d) Class A-4 Notes                                                                                 0.00
        (e) Class A-5 Notes                                                                                 0.00
        (f) Class B Notes                                                                                   0.00

        (g) Certificate                                                                                     0.00


7.   Principal Distribution                               Cost per $1000
                                                        -------------------
        (a) Class A-1 Notes                                50.34984832                              9,563,450.19
        (b) Class A-2 Notes                                 0.00000000                                      0.00
        (c) Class A-3 Notes                                 0.00000000                                      0.00
        (d) Class A-4 Notes                                 0.00000000                                      0.00
        (e) Class A-5 Notes                                 0.00000000                                      0.00
        (f) Class B Notes                                   0.00000000                                      0.00

        (g) Certificate                                     0.00000000                                      0.00


8.   Principal Balance after giving effect to Principal Distribution          Pool Factor
                                                                              -----------
        (a) Class A-1 Notes                                                    0.6472654          122,941,587.06
        (b) Class A-2 Notes                                                    1.0000000          104,360,000.00
        (c) Class A-3 Notes                                                    1.0000000          109,680,000.00
        (d) Class A-4 Notes                                                    1.0000000           86,480,000.00
        (e) Class A-5 Notes                                                    1.0000000           45,220,000.00
        (f) Class B Notes                                                      1.0000000           28,500,000.00

        (g) Certificate                                                        1.0000000           11,515,205.00



     POOL DATA
---------------------
                                                                               Aggregate
                                                         No. of Contracts     Pool Balance
                                                         ----------------     ------------

1.   Pool Stated Principal Balance as of 10/31/99               12,611         506,954,300.76

2.   Delinquency Information                                                                   % of Pool Balance
                                                                                                ----------------

              (a) 31-59 Days                                   119               3,675,077.96       0.725%
              (b) 60-89 Days                                    27                 892,602.66       0.176%
              (c) 90-119 Days                                   31               1,100,752.76       0.217%
              (d) 120 Days +                                    41               1,315,839.46       0.260%

3.   Contracts Repossessed during the Due Period                3                   91,624.01

4.   Current Repossession Inventory                             3                   91,624.01

5.   Net Liquidation Losses for the related Due Period
       (a)  Principal Balance of Liquidated Receivables                  8         383,423.14
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                 253,466.74
                                                                           -------------------
       Total  Net Liquidation Losses for the related Due Period                                       129,956.40

6.   Cumulative Net Losses on all Liquidated Receivables                12                            188,521.93

7.   Weighted Average Contract Rate of all Outstanding Contracts                                          9.284%

8.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                169.846

9.   Weighted Average Remaining Original Term to Maturity of all Outstanding Contracts                       180.471

  TRIGGER ANALYSIS
---------------------

1.  (a)  Average Delinquency Rate               0.5412%
     (b)  Maximum Average Delinquency Rate      1.2500%
     (c)  Delinquency Rate Trigger in effect ?                  NO

2.  (a)  Cumulative Net Loss Rate               0.0333%
     (b)  Maximum Cumulative Net Loss Rate      0.3200%
     (c)  Net Loss Rate Trigger in effect                       NO

   MISCELLANEOUS
---------------------

1.   Monthly Servicing Fees                                                                           214,747.62

2.   Servicer Advances                                                                                420,779.88

3.   (a)  Opening Balance of the Reserve Account                                                    9,670,317.00
      (b)  Deposits to the Reserve Account                                           8,213.15
      (c)  Investment Earnings in the Reserve Account                               40,026.78
      (d)  Distribution from the Reserve Account                                   -48,239.93
      (e)  Ending Balance of the Reserve Account                                                    9,670,317.00

4.   Specified Reserve Account Balance                                                              9,670,317.00

5.  Available Reserve Amount                                                            1.91%       9,670,317.00

6.  Reserve Account Loan Activity
      (a)  Distribution to Lender
                Lender Fees                                                          8,213.15
                Investment Earnings                                                 40,026.78
                Principal                                                                0.00
                      Total Distribution to Lender                                                     48,239.93

      (b)  Beginning Loan Balance                                                                   9,670,317.00
      (c)  Principal Payment                                                                                0.00
      (d)  Ending Loan Balance                                                                      9,670,317.00


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